Exhibit 99.1

Akers Biosciences Announces a Leadership Change, Strategic Update, Legal Settlement and an AIM Update

THOROFARE, N.J., October 8, 2018 (GLOBE NEWSWIRE) – Akers Biosciences, Inc. (NASDAQ: AKER) (AIM: AKR.L), (“Akers Bio” or the “Company”), a developer of rapid health information technologies, announces a leadership change, an update to the Company’s business strategy, the settlement of its lawsuit with Pulse Health LLC (“Pulse Health”) and the resignation of its Nominated Adviser on the London Stock Exchange’s AIM market.

Appointment of Chief Executive Officer

Howard R. Yeaton has been appointed to the position of Chief Executive Officer effective immediately. Mr. Yeaton’s role of Chief Executive Officer is not a board position although he will work very closely with the Board of Directors and will report to them.

Mr. Yeaton brings accounting and transaction experience with respect to emerging public companies. He has over 30 years of senior financial and strategic business experience and has served as a consultant to the Company since April, 2018.

Mr. Yeaton has been the Managing Principal of Financial Consulting Strategies, LLC since 2003, a firm serving principally early stage public companies with financial reporting support and other related strategic services. Mr. Yeaton currently serves as a director, Vice Chairman and Chairman of the audit committee for Stewardship Financial Corporation, a community bank. Mr. Yeaton has served as Interim Chief Financial Officer of Propel Media, Inc. since 2014 and, from July 2014 to July 2015, Mr. Yeaton served as Interim Chief Financial Officer of Energous Corporation, a public company listed on the Nasdaq Capital Market; both clients of Financial Consulting Strategies, LLC. In addition, prior to founding Financial Consulting Strategies, LLC, Mr. Yeaton served in various financial leadership positions for Konica and Teco Energy. Mr. Yeaton began his career with Deloitte, an international accounting and auditing firm. Mr. Yeaton has a BS in accounting from Florida State University in Tallahassee, FL, and a Masters in Business Administration from the University of Connecticut in Storrs, CT.

John J. Gormally has resigned both as Chief Executive Officer and as a member of the Board of Directors of the Company effective immediately. The Board of Directors thanks Mr. Gormally for his contribution to the Company since joining Akers Bio in 2015 and its Board of Directors in 2017.

Strategic Update

Following a review of the Company’s commercial and product development strategies, the Board of Directors has determined that it is in the best interests of the Company to focus primarily on the commercialization of its Particle Immuno-Filtration Assay (PIFA®) Technology platform. PIFA® technology is a cutting-edge, patented immunoassay method which rapidly and accurately detects target antigens or antibodies. It is the technology platform utilized in the Company’s core commercialized products, the PIFA® Heparin/PF4 and PIFA® Pluss/PF4 rapid assays, which test for an allergic reaction to Heparin. These products account for the significant majority of the Company’s current revenues. The Company is taking steps to improve its market presence for these products including the use of specialized Independent Sales Representatives and through a program to educate the marketplace through the preparation and publication of additional clinical studies and physician seminars on the risks associated with heparin induced thrombocytopenia. The Company will continue to explore other commercial opportunities for the deployment of PIFA® technology, which is also utlized in the Company’s PIFA® PLUSS Chlamydia rapid assay in development.

Akers Bio will continue to manufacture BreathScan Alcohol Detectors (based on the Company’s Micro Particle Catalyzed (MPC®) Biosensor technology platform) and Tri-Cholesterol products (based on the Company’s Rapid Enzymatic Assay (REA™) technology platform).

Settlement of Pulse Health Lawsuit

Akers Bio announces that it has reached a settlement agreement with Pulse Health which had filed a lawsuit against the Company on September 30, 2016 in United States Federal District Court, District of Oregon, alleging a breach of contract under the settlement agreement entered into by the Company and Pulse Health on April 8, 2011. Pursuant to the settlement reached between Pulse Health and Akers Bio, the Company will pay $930,000 to Pulse Health. Akers Bio has also agreed to a permanent injunction and will not make, use, sell or offer to sell the BreathScan OxiChek™ product, any product that detects aldehydes or oxidative stress in exhaled human breath or breath condensate using either basic fuchsin or sodium metabisulfite or any form, analog or equivalent thereof, and the BreathScan Lync device, or any equivalent thereof, as part of a test for aldehydes or oxidative stress in human exhaled breath or breath condensate. The United States District Court for the District of Oregon filed the injunction on October 3, 2018, and the injunction was entered on the docket on October 4, 2018. The Company does not anticipate a material impact on revenues as a result of the withdrawal of the BreathScan OxiChek™ product from sale.

Resignation of AIM Nominated Adviser

finnCap Ltd, the Company’s Nominated Adviser on the AIM market of the London Stock Exchange, gave the Company formal three months’ notice of its resignation as the Company’s Nominated Adviser and Broker on October 6, 2018. finnCap has also informed the Company that its resignation will be accelerated so as to take immediate effect if the whole Board of Directors does not attend an AIM Rules briefing hosted by finnCap no later than 4.30 p.m. BST on October 12, 2018. The Board of Directors is working with finnCap to ensure that this deadline is adhered to and that the necessary arrangements are made for the AIM Rules briefing to take place. Should finnCap cease to act as the Company’s Nominated Adviser and the Company does not appoint a replacement Nominated Adviser, the Company’s shares will be suspended from trading on AIM with immediate effect. The Company would then have one further month to appoint a replacement Nominated Adviser failing which the admission of its AIM securities will be cancelled.

Enquiries:

Akers Biosciences, Inc.

Howard R. Yeaton, Chief Executive Officer and Interim Chief Financial Officer

Tel. +1 856 848 8698

Vigo Communications (Global Public Relations)

Ben Simons / Fiona Henson

Tel. +44 (0)20 7390 0234

Email: akers@vigocomms.com

About Akers Biosciences, Inc.

Akers Bio develops, manufactures, and supplies rapid screening and testing products designed to deliver quicker and more cost-effective healthcare information to healthcare providers and consumers. The Company has advanced the science of diagnostics while responding to major shifts in healthcare through the development of several proprietary platform technologies. The Company’s state-of-the-art rapid diagnostic assays can be performed virtually anywhere in minutes when time is of the essence. The Company has aligned with major healthcare companies and high volume medical product distributors to maximize product offerings, and to be a major worldwide competitor in diagnostics.

Additional information on the Company and its products can be found at www.akersbio.com. Follow us on Twitter @AkersBio.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, compliance with the requirements of various regulatory agencies and certain NASDAQ Stock Market listing rules, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions, as they relate to the Company, its subsidiaries, or its management. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, performance, prospects, and opportunities to may differ materially from those set forth in, or implied by, the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.